



STERLING

INNOVATION IN INFRASTRUCTURE

D.A. DAVIDSON DIVERSIFIED INDUSTRIALS AND SERVICES VIRTUAL CONFERENCE

September 22, 2021

DISCLOSURE: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: potential risks and uncertainties relating to the ongoing COVID-19 pandemic, including the duration of the COVID-19 pandemic (including new and emerging strains and variants), additional actions that may be taken by governmental authorities to contain the COVID-19 pandemic or to address its impact, including the distribution, effectiveness and acceptance of vaccines, and the potential ongoing or further negative impact of the COVID-19 pandemic on the global economy and financial markets; our business strategy; our financial strategy; our industry outlook; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHY STERLING?

We are building and servicing the infrastructure that enables our economy to run, our people to move and our country to grow.

Sterling is a market-leading infrastructure service provider of e-infrastructure, building and transportation solutions. We build **value** for investors seeking high margins, healthy cash flow, proven performance and strong operational execution. Sterling presents an excellent opportunity for solid returns due to our sound management, entrepreneurial spirit, customer-centric culture, solid growth and diversification strategies, and, most notably, our highly respected and profitable stable of subsidiary companies.



STRL 21.95
S&P 500 4441.67
Five Year Stock Price Performance Sterling vs S&P 500
yahoo!finance
200.96%
150.00%
104.79%
50.00%
0.00%
215.76K
2017
Jul
2018
Jul
2019
Jul
2020
Jul
2021
Jul
Sterling exceeded S&P 500 by 96.2%

DIVERSIFIED

Diversified portfolio of service offerings and end markets

STRONG GROWTH

- Platform for strong growth of higher-margin lower-risk work
- Executing growth strategy results in 5-year **CAGR of 15%**

PROVEN RESULTS

Strong management executing consistent track record that meets or beats estimates

EFFICIENT

- Executing growth strategy results in 5-year EBITDA **CAGR of 66%**

WHO WE ARE

Sterling offers a customer-centric, market-focused portfolio of goods and services.

✓ Continued execution and sustainability of strategy of solidifying the base, growing high-margin products, and expanding into adjacent markets

✓ Geographically positioned in the southern & southwestern U.S., the Rocky Mountain States, Nevada, California and Hawaii

NASDAQ:	STRL	Shares out:	28.6M
HQ	The Woodlands, TX	Market cap:	$624.8M
Employees:	~3,000	TTM Revenues:	$1,447.7M
Projects underway:	~200	TTM EBITDA*:	$136.5M
		Backlog:	$1,571M

E-Infrastructure Solutions

Specialty Services

- Site development
- Commercial building

amazon · FedEx · aws

Building Solutions

Residential Services

- Concrete foundations for single family homes

D·R·HORTON America's Builder · Pulte Homes · LENNAR

Transportation solutions

Heavy Civil Services

- Highway
- Aviation
- Rail

UDOT Keeping Utah Moving · HOUSTON SPACEPORT · BNSF RAILWAY

Focused & Executing Strategic Vision

Key Objectives:

Bottom-Line Growth, Risk Reduction, Exceed Peer Performance


2024-2026 Blended Margin
20%
18%
16%
14%
12%
10%
8%
6%
4%
Continue Strategic Vision
1 Solidify the Base
2 Grow High-Margin Products
3 Expansion into Adjacent Markets
20% margins
3 Expansion into Adjacent Markets 15%+ margins
2 Grow High-Margin Product 50/50 Split at 12%+ margin
1 Solidify the Base 7-8%
Executing to the Next level of growth
2021 Blended Margin
Threefold margin improvement in 6 years
2015 Margins

Year	Strategy Detail	Result
2015	95% of business was Heavy Civil	
2016	Introduced Sterling's 3-Year Strategic Vision 1. Focused on Solidifying Base 2. Began to Grow High-Margin Products	Margins increased to 6.4%
2017	Continued 3-Year Strategy: 1. Solidify the Base 2. Grow High-Margin Products & 3. Began Expansion into Adjacent Markets with Tealstone Acquisition	Margins increased to 9.3%
2018	Continued 3-Year Strategy: 1, 2 & 3 & Began expansion of Tealstone	Margins increased to 10.6%
2019 - 2020	Continued 3-Year Strategy: 1, 2 & 3 with focus on adding next adjacent Market	Blended margins increased to approx. 14% with Plateau acquisition Oct. 2019
2021 & Beyond	Strong stock returns Net income growth Strong cash flow	Blended margins increase to 20%

We've Evolved Beyond Roads & Bridges

Sterling has the vision, insight and growing roster of companies to meet the future demands of infrastructure head on

Tomorrow's Solutions =	E-Infrastructure Solutions +	Building Solutions +	Transportation Solutions
Today's Services =	Specialty	Residential	Heavy Civil
Solid Service Offerings =	• Site development • Commercial building	• Concrete foundations for single family homes	• Highway • Aviation • Rail
2020 Revenue =	$508.9M	$164.7M	$753.8M
3-Year Revenue Growth Expectations =	**5% - 7%**	**7% - 9%**	**3% - 5%**
Significant Growth Potential =	✓ 2nd fastest growing segment ✓ Highest margins in our portfolio ✓ Quick turn lower risk projects	✓ Highest growth segment ✓ Accretive margins ✓ Low risk ✓ Low CAPEX ✓ Fast cash cycles	✓ Recurring revenue ✓ Moderate CAPEX ✓ Steady consistent growth ✓ Strong cash flow
2020 % of Revenue & % of Operating Income =	36% 73%	12% 22%	53% 5%

STERLING
INNOVATION IN INFRASTRUCTURE

Infrastructure Service Provider

- Diversified portfolio
- Entry into adjacent markets
- 80% Operating Income from outside of Heavy Civil

Gross Margin 14%

✓ Accretive future growth
✓ Bottom line focused
✓ Customer-centric culture
✓ Lower execution, economic cycle & geographic risk

$1.4B

Strategy Focused on Bottom Line

We are levering the foundation we have built to take Sterling to a whole new level

By executing the strategy to meet the future demands of the changing infrastructure landscape, we will deliver an even stronger margin profile

- Customer-centric, market-focused infrastructure service provider
- Post-acquisition organic growth has been significant resulting in margin expansion
- M&A strategy extends our reach into new markets resulting in diversified end markets
- Strong and consistent cash flow funds expansion activities while also improving leverage


20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
2015
2016
2017
2018
2019
2020
2021E
2024E
20%
16%
Gross Margin %
GM Trajectory at Forecasted Growth Rates
If We Execute All Strategic Actions

Acquisitions are Aligned to our Strategic Vision

3-Year Strategy:

Solidify the Base, Grow High-Margin Products, Expansion into Adjacent Markets

Our acquisition standards have always been centered on specific strategic, financial and cultural considerations including shift toward higher-margin, lower-risk work, with increased emphasis on e-infrastructure solutions, building solutions and transportation solutions.

ACQUISITION CONSIDERATIONS

- ✓ Strategic tuck-in opportunities to broaden service offerings
- ✓ New service offering to diversify portfolio
- ✓ Leaders with entrepreneurial spirit
- ✓ Strong management team that will stay
- ✓ Immediately accretive
- ✓ Customer-centric
- ✓ Solid execution
- ✓ Can we double profit in 5-7 years organically

SUCCESSFUL M&A TRACK RECORD

- ✓ Continues expanding our footprint and infrastructure service offerings
- ✓ Acquisitions have delivered and continue to deliver higher margins
- ✓ Highest margin businesses are also our fastest growing
- ✓ We embrace entrepreneur spirit by supporting our subsidiaries to operate autonomously which helps foster flexibility and creates unique customer solutions and customer-specific cultures

YTD Consolidated and Segment Results

Consolidated Results ($ in millions)	Six Months Ended June 30, 2021		Six Months Ended June 30, 2020
Revenues	$ 717.0	$	696.7
Gross Margin	14.1%		13.6%
Operating Income	$ 55.5	$	45.1
Net Income to STRL	$ 30.6	$	21.3
Diluted EPS	$ 1.06	$	0.76
EBITDA [(1)]	$ 70.9	$	61.5

Segment Results ($ in millions)		Six Months Ended June 30, 2021		Six Months Ended June 30, 2020
Heavy Civil				
Revenue	$	350.2	$	376.1
Operating Income	$	5.5	$	0.3
Operating Margin		1.6%		0.1%
Specialty Services				
Revenue	$	276.0	$	240.4
Operating Income	$	39.1	$	34.4
Operating Margin		14.2%		14.3%
Residential				
Revenue	$	90.8	$	80.2
Operating Income	$	10.9	$	11.1
Operating Margin		12.0%		13.9%

STERLING
INNOVATION IN INFRASTRUCTURE

(1) See EBITDA Reconciliation on page 17

Increased EBITDA and Cash Flow Drives De-levering Strategy



Forward Looking EBITDA Debt Coverage Ratio
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.5X
2.3X
2.0X
Pro Forma Q3 2019
6/30/2021
12/31/2021E

We expect to pursue strategic uses of our liquidity, such as, strategic acquisitions, investing in capital equipment and managing leverage.

Capital allocation focus

- Long-term shareholder value
- Complementing organic growth in existing and new markets
- Strong cash flow profile provides flexibility and drives de-levering strategy

EBITDA coverage projected to be approximately 2.0X by year-end 2021

5-Year Credit Facility

$400M Term Loan Facility
$75M Revolving Credit Facility

- Facility proceeds of $400M for Plateau Acquisition
- Originally set a target to reduce total funded debt EBITDA coverage from 3.5X to 2.5X by year-end 2021. Achieved less than 2.5X in six quarters, three quarters sooner than our target.

Key Cash Flow Considerations

	TTM 2021	TTM 2020
Cash flows from Operations	$160.1M	$97.7M
New CapEx	$38.1M	$23.8M

- Cash at June 30, 2021 was $93.6 million
- 2021 EBITDA guidance: $134M to $144M
- Expected additional 2021 noncash expenses: $30M to $34M (NOL utilization, stock based compensation, noncash interest expense, etc.)
- 2021 – 2022 scheduled term loan debt payments total $40M

The Sterling Way

At Sterling, we understand that what we do has an immediate and significant positive impact on improving human conditions.

- We build our businesses around meeting the needs of the people we serve providing innovative infrastructure solutions and services for the betterment of our investors, customers, employees and society
- Everything we do focuses on the needs of our ever-growing society **today and tomorrow**
- Taking care of our employees, customers, the environment and our communities is what we do every day

GOVERNANCE & ETHICS

- Our commitment to an ethical culture starts at the highest level with oversight from our Board of Directors & Executive Leadership Team
- Our Chief Compliance Officer leads the ethics and compliance activities

Our Core Values:
Safety, Respect and Trust, Excellence, Integrity

DIVERSITY, EQUITY & INCLUSION

A shared vision and mission. Our company is made up of many diverse races, cultures, backgrounds, and genders. We welcome all employees and cherish each as an integral part of our excellence. Every employee brings a unique perspective and we value them not only as people, but also for how they contribute to Sterling's mission.

Our diverse workforce as of 12/31/20:

Employee Diversity	FY 2020
Hispanic	50%
White	41%
Black	4%
Pacific Islander	2%
Other	3%

SAFETY

Award: 2020 American Road and Transportation Builders National Safety Award

- 2020 was the safest work environment in our company's history
- We are now 75% better than the industry average for lost time incidents meaning 99.9% of our team goes home safe to their families every day

Contact Us



Sterling
Ron Ballschmiede, Chief Financial Officer
Mary Morley, Investor Relations
Sterling Construction Company, Inc.
Tel: (281) 214-0777

The Equity Group Inc.
Jeremy Hellman
Tel: (212) 836-9626
jhellman@equityny.com

Appendix



Strategy Driving Profitable Growth


Revenue (M)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Revenue CAGR: 15.4%
2016
2017
2018
2019
2020
2021E


Cumulative Growth: Gross Profit vs. Revenue
400%
350%
300%
250%
200%
150%
100%
50%
0%
Gross Profit CAGR: 36.5%
2016
2017
2018
2019
2020
2021E
Gross Profit Growth
Revenue Growth


Elevated Combined Backlog with Robust Margins
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
Combined Backlog CAGR: 13.5%
2017
2018
2019
2020
Q2'2021
Combined Backlog (M)
Combined Backlog Margin


EBITDA (M)
$140
$120
$100
$80
$60
$40
$20
$0
EBITDA CAGR: 66.1%
2016
2017
2018
2019
2020
2021E

2021E is calculated with midpoint of FY 2021 guidance

2021 Modeling Considerations*

Revenue	$1,460 to $1,490
Gross Margin	~14%
G&A Expense as % of Revenue	5%
Other Operating Expense Net	$12 to $14
JV Non-Controlling Interest Expense	$2 to $3
Effective Income Tax Rate	29.5% to 30%
Net Income	$55 to $58
Diluted EPS	$1.90 to $2.00
Expected Dilutive Shares Outstanding	29.2 million
EBITDA	$134 to $144

Three Year Revenue Growth Expectations:

Heavy Civil	3%-5%
Specialty Services	5%-7%
Residential	7%-9%

* In millions except for diluted EPS

2021 Modeling Considerations Continued

($MM)

NON-CASH ITEMS	FY 2021 Expectations	FY 2020
Depreciation	$21 to $23	$21.3
Intangible Amortization	$11 to $12	$11.4
Debt Issuance Cost Amortization	$2 to $3	$3.2
Stock-based Compensation	$7 to $9	$11.6
Income Tax Expense (Federal)	25% of Pretax Income	$19.3

OTHER ITEMS	FY 2021 Expectations	FY 2020
Interest Expense, including Debt Issuance	$19 to $20	$29.4
CAPEX, net of disposals	$30 to $35	$30.5
Changes in net Operating Assets and Liabilities [(1)]	Nil	$10.2

(1) While Sterling will experience quarterly seasonal variations throughout 2021, we do not anticipate a significant change for the full year.

TTM EBITDA Reconciliation

	Six Months Ended Jun 30, 2021		TTM June 30, 2021	
Net income attributable to Sterling common stockholders	$	30,611	$	51,592
Depreciation and amortization		16,707		32,951
Interest expense, net of interest income		11,715		25,694
Income tax expense		12,939		26,978
(Gain) loss on extinguishment of debt, net		(1,064)		(763)
EBITDA[1]	$	70,908	$	136,452

STERLING
INNOVATION IN INFRASTRUCTURE

[1] The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and net gain on extinguishment of debt.